[LOGO]

                                               345 Park Avenue (at 51st Street)
                                                       New York, New York 10154
                                                                 (800) 349-4281

The Brazil Fund, Inc.

                                                                  June 17, 1999

To the Stockholders:

    The Annual Meeting of Stockholders of The Brazil Fund, Inc. (the "Fund") is to be held at 10:00 a.m., eastern time, on Tuesday, July 27, 1999 at the offices of Scudder Kemper Investments, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. Stockholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and an envelope -- postage prepaid -- in which to return your proxy are enclosed.

    At the Annual Meeting the stockholders will elect three Directors and consider the ratification of the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants. In addition, the stockholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a stockholder.

     Your Fund's Directors recommend that you vote in favor of each of the foregoing matters.

Respectfully,

/s/Nicholas Bratt                                       /s/Juris Padegs
Nicholas Bratt                                          Juris Padegs
President                                               Chairman of the Board

--------------------------------------------------------------------------------
STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.
--------------------------------------------------------------------------------

                              THE BRAZIL FUND, INC.
                    Notice of Annual Meeting of Stockholders

To the Stockholders of
The Brazil Fund, Inc.:

Please take notice that the Annual Meeting of Stockholders of The Brazil Fund, Inc. (the "Fund") has been called to be held at the offices of Scudder Kemper Investments, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Tuesday, July 27, 1999 at 10:00 a.m., eastern time, for the following purposes:

          (1) To elect three Directors of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified.

          (2) To ratify or reject the action taken by the Board of Directors in selecting PricewaterhouseCoopers LLP as the Fund's independent accountants for the fiscal year ending June 30, 1999.

          (3) To ratify or reject the action taken by the Board of Directors in selecting PricewaterhouseCoopers LLP as the Fund's independent accountants for the fiscal year ending June 30, 2000.

The appointed proxies will vote on any other business as may properly come before the meeting or any adjournments thereof.

Holders of record of the shares of common stock of the Fund at the close of business on June 10, 1999 are entitled to vote at the meeting and any adjournments thereof.


                                      By order of the Board of Directors,
                                      John Millette, Secretary

June 17, 1999

--------------------------------------------------------------------------------
IMPORTANT -- We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to ensure a quorum at the Annual Meeting. If you can attend the meeting and wish to vote your shares in person at that time, you will be able to do so.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                                     GENERAL

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Brazil Fund, Inc. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Scudder Kemper Investments, Inc. ("Scudder Kemper"), 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Tuesday, July 27, 1999 at 10:00 a.m., eastern time, and at any adjournments thereof (collectively, the "Meeting").

    This Proxy Statement, the Notice of Annual Meeting and the proxy card are first being mailed to stockholders on or about June 17, 1999, or as soon as practicable thereafter. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, 345 Park Avenue, New York, New York 10154) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in the Proxy Statement.

    The presence at any stockholders' meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.

    Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for proposals (1), (2) and (3) which require the approval of a majority of shares voting at the Meeting.

    Holders of record of the common stock of the Fund at the close of business on June 10, 1999 (the "Record Date") will be entitled to one vote per share on all business of the Meeting and any adjournments. There were 16,429,333 shares of common stock outstanding on the Record Date.

    The Fund provides periodic reports to all stockholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the annual report for the fiscal year ended December 31, 1998, without charge, by calling 800-349-4281 or writing the Fund at 345 Park Avenue, New York, New York 10154.

                            (1) ELECTION OF DIRECTORS

    Persons named on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies for the election of the three nominees listed below as Directors of the Fund to serve for a term of three years, or until their respective successors are duly elected and qualified. All nominees have consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee.

Information Concerning Nominees

    The following table sets forth certain information concerning each of the three nominees as a Director of the Fund. Each of the nominees is now a Director of the Fund. Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

Class I
-------
Nominees  to serve  until 2002
Annual Meeting of Stockholders:


                           Present Office with the Fund, if                      Shares
                             any; Principal Occupation or     Year First       Beneficially       Percent
                             Employment and Directorships      Became a          Owned on           of
      Name (Age)              in Publicly Held Companies       Director      March 31, 1999(1)     Class
      ----------              --------------------------       --------      -----------------     -----

Edgar R. Fiedler (70)*+ Senior Fellow and Economic  Counselor,    1987            12,715          Less than
                        The Conference Board, Inc.;  Director:                                    1/4 of 1%
                        The  Stanley  Works  (manufacturer  of
                        tools and hardware),  Zurich  American
                        Insurance Company (insurance  company)
                        (until 1997),  Harris  Insight  Funds,
                        PEG    Capital    Management,     Inc.
                        (investment   advisers)  and  Emerging
                        Mexico  Fund.  Mr.  Fiedler  serves on
                        the  boards  of  certain  other  funds
                        managed by Scudder Kemper.

William H. Luers (70)   Chairman   and    President,    United    1997              301           Less than
                        Nations   Association  of  the  United                                    1/4 of 1%
                        States  of  America;   Director:  IDEX
                        Corporation      (liquid      handling
                        equipment    manufacturer),     Wickes
                        Lumber Company  (building  materials),
                        President,  the Metropolitan Museum of
                        Art    (until    1999);     StoryFirst
                        Communications,  Inc. (owns television
                        and  radio   stations  in  Russia  and
                        Ukraine)  (1996-1999),  Transco Energy
                        Company   (natural  gas   transmission
                        company)    (until   1995)   and   the
                        Discount   Corporation   of  New  York
                        (bond  trading)   (until  1993).   Mr.
                        Luers  serves on the boards of certain
                        other funds managed by Scudder Kemper.



                                       4

Roberto Teixeira da     Vice  Chairman,   Banco-Sul   America;    1993              --               --
    Costa (64)          Chairman,    CEAL   (Latin    American
                        Businessmen Council),  and Director of
                        five  Brazilian  listed  and  unlisted
                        companies.


Information Concerning Continuing Directors

     The Board of Directors is divided into three classes, each Director serving for a term of three years. The terms of the Class II and III Directors do not expire this year. The following table sets forth certain information regarding the Directors in such classes.

Class II
--------
Directors to serve until 2000 Annual Meeting of Stockholders:


                           Present Office with the Fund, if                      Shares
                             any; Principal Occupation or     Year First       Beneficially       Percent
                             Employment and Directorships      Became a          Owned on            of
      Name (Age)              in Publicly Held Companies       Director      March 31, 1999(1)     Class
      ----------              --------------------------       --------      -----------------     -----

Kenneth C. Froewiss     Visiting  Professor of Finance,  Stern    1997              --               --
    (53)                School   of    Business,    New   York
                        University;  Managing  Director,  J.P.
                        Morgan (investment   banking   firm)
                        (until 1996).

Wilson Nolen (72)       Consultant;      Trustee,     Cultural    1987            26,393          Less than
                        Institutions  Retirement  Fund,  Inc.,                                    1/4 of 1%
                        New York Botanical  Garden,  Skowhegan
                        School  of   Painting   &   Sculpture;
                        Director,        Ecohealth,       Inc.
                        (biotechnology  company) (until 1996).
                        Mr.  Nolen  serves  on the  boards  of
                        certain   other   funds   managed   by
                        Scudder Kemper.

Class III
---------
Directors to serve until 2001 Annual Meeting of Stockholders:


                           Present Office with the Fund, if                      Shares
                             any; Principal Occupation or     Year First       Beneficially       Percent
                             Employment and Directorships      Became a          Owned on            of
      Name (Age)              in Publicly Held Companies       Director      March 31, 1999(1)     Class
      ----------              --------------------------       --------      -----------------     -----

Juris Padegs (67)*+     Chairman   of  the   Board;   Advisory    1987             3,303          Less than
                        Managing  Director  of Scudder  Kemper                                    1/4 of 1%
                        Investments,  Inc. Mr.  Padegs  serves
                        on the boards of certain  other  funds
                        managed by Scudder Kemper.

Ronaldo A. da Frota     Director and Chief Executive  Officer,    1987             4,016          Less than
    Nogueira (60)       IMF    Editora    Ltda.     (financial                                    1/4 of 1%
                        publisher).  Mr.  Nogueira  serves  on
                        the  boards  of  certain  other  funds
                        managed by Scudder Kemper.

Harold M. Williams      President  Emeritus,   J.  Paul  Getty    1997              --               --
    (71)                Trust     (charitable     institution)
                        (1998-Present);  President  and  Chief
                        Executive   Officer,   J.  Paul  Getty
                        Trust      (1981-1998);      Director,
                        California    Endowment;     Director,
                        Sun-America    (insurance    company);
                        Director,   Public  Policy  Institute;
                        Co-Chair,      California     Citizens
                        Commission  on  Higher  Education;  Of
                        Counsel,    Skadden,    Arps,   Slate,
                        Meagher & Flom (law firm).

All Directors and Officers as a group                                             51,466(2)        .31%


--------------------------------

* Directors considered by the Fund and its counsel to be "interested persons" [which as used in this proxy statement is as defined in the Investment Company Act of 1940, as amended, (the "1940 Act")] of the Fund or of the Fund's investment manager, Scudder Kemper Investments, Inc. Mr. Padegs is deemed to be an interested person because of his affiliation with the Fund's investment manager, Scudder Kemper Investments, Inc., or because he is an Officer of the Fund or both. Although Mr. Fiedler is currently not an "interested person," he may be deemed to be so in the future by the Securities and Exchange Commission because of his prior service as a director of Zurich American Insurance Company, a subsidiary of Zurich Financial Services Group. Mr. Fiedler resigned from that position in July 1997 and has had no further affiliation with Zurich Financial Services Group or any of its subsidiaries since that date.

+ Messrs. Fiedler and Padegs are members of the Executive Committee of the Fund.

(1) The information as to beneficial ownership is based on statements furnished to the Fund by the Directors. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.

(2) The total for the group includes 51,099 shares held with sole investment and voting power and 367 shares held with shared investment and voting power.

Section 16(a) Beneficial Ownership Reporting Compliance

    Section  16(a) of the  Securities  Exchange  Act of 1934,  as  amended,  and
Section 30(h) of the Investment Company Act of 1940, as amended (the "1940 Act"), as applied to a fund, requires the fund's Officers and Directors, Investment Manager, affiliates of the Investment Manager, and persons who beneficially own more than ten percent of a registered class of the fund's outstanding securities ("reporting persons"), to file reports of ownership of the fund's securities and changes in such ownership with the Securities and Exchange Commission (the "SEC") and The New York Stock Exchange. Such persons are required by SEC regulations to furnish the fund with copies of all such filings.

    Based solely upon its review of the copies of such forms received by it, and written representations from certain reporting persons that no year-end reports were required for those persons, the Fund believes that during the fiscal year ended December 31, 1998, its reporting persons complied with all applicable filing requirements.

    According to filings with the SEC on Schedule 13G made in February 1999, President and Fellows of Harvard College, c/o Harvard Management Company, Inc., 600 Atlantic Avenue, Boston, Massachusetts 02110 reported beneficial ownership of 981,250 shares, or 6% of the Fund's outstanding shares.

     Except as noted above, to the best of the Fund's knowledge, as of March 31, 1999 no other person owned beneficially more than 5% of the Fund's outstanding stock.

Committees of the Board -- Board Meetings

    The Board of Directors of the Fund met four times during the fiscal year ended December 31, 1998.

    Each Director attended at least 75% of the total number of meetings of the Board of Directors and of all committees of the Board on which they served as regular members, except Mr. Williams, who attended 66% of the meetings of the Board of Directors and related committees on which he serves.

    The Board of Directors, in addition to an Executive Committee, has an Audit Committee, a Valuation Committee and a Committee on Independent Directors. The Executive and Valuation Committees consist of regular members, allowing alternates.

Audit Committee

    The Board has an Audit Committee, consisting of those Directors who are not interested persons of the Fund or of Scudder Kemper ("Noninterested Directors") as defined in the 1940 Act, which last met on February 23, 1999. The Audit Committee reviews with management and the independent accountants for the Fund, among other things, the scope of the audit and the controls of the Fund and its agents, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for the Fund to the Board and in general considers and reports to the Board on matters regarding the Fund's accounting and bookkeeping practices.

Committee on Independent Directors

    The Board has a Committee on Independent Directors consisting of the Noninterested Directors. The Committee is charged with the duty of making all nominations for Noninterested Directors and consideration of other related matters. Stockholders' recommendations as to nominees received by management are referred to the Committee for its consideration and action. The Committee last met on February 23, 1999 to consider and nominate the nominees set forth above.

Executive Officers

    In addition to Mr. Padegs, a Director who is also an Officer of the Fund, the following persons are Executive Officers of the Fund:

                                            Present Office with the Fund;                Year First Became
         Name (Age)                    Principal Occupation or Employment (1)             an Officer (2)
         ----------                    --------------------------------------             --------------
Nicholas Bratt (51)           President; Managing Director of Scudder Kemper                   1987
                              Investments, Inc.

Edmund B. Games, Jr. (61)     Vice President; Managing Director of Scudder Kemper              1987
                              Investments, Inc.

Bruce H. Goldfarb (34)        Vice President and Assistant Secretary; Senior Vice              1997
                              President of Scudder Kemper Investments, Inc. since
                              February 1997; previously practiced law with the law
                              firm of Cravath, Swaine & Moore.

Judith A. Hannaway (44)       Vice President; Senior Vice President of Scudder Kemper          1997
                              Investments, Inc. since February 1995; previously a
                              Senior Vice President in the Investment Banking Group of
                              Kidder Peabody & Company.

John R. Hebble (41)           Treasurer; Senior Vice President of Scudder Kemper               1998
                              Investments, Inc.

Ann M. McCreary (42)          Vice President; Managing Director of Scudder Kemper              1998
                              Investments, Inc.

John Millette (36)            Vice President and Secretary; Assistant Vice President           1999
                              of Scudder Kemper Investments, Inc. since September
                              1994; previously employed by the law firm Kaye, Scholer,
                              Fierman, Hays & Handler.

Caroline Pearson (37)         Assistant Secretary; Senior Vice President of Scudder            1998
                              Kemper Investments, Inc. since September 1997;
                              previously practiced law with the law firm of Dechert
                              Price & Rhoads.



                                       9

Kathryn L. Quirk (46)         Vice President and Assistant Secretary; Managing                 1987
                              Director of Scudder Kemper Investments, Inc.

Paul H. Rogers (43)           Vice President; Vice President of Scudder Kemper since           1998
                              April 1994.

(1) Unless otherwise stated, all Executive Officers have been associated with Scudder Kemper for more than five years, although not necessarily in the same capacity.

(2) The President, Treasurer and Secretary each hold office until his successor has been duly elected and qualified, and all other officers hold office in accordance with the By-Laws of the Fund.

Transactions with and Remuneration of Directors and Officers

    The aggregate direct remuneration by the Fund of Directors not affiliated with Scudder Kemper was $165,518, including expenses, for the fiscal year ended December 31, 1998. Each such unaffiliated Director currently receives fees, paid by the Fund, of $750 per Directors' meeting attended and an annual Director's fee of $6,000, except for Mr. Nogueira and Mr. da Costa who as Resident Brazilian Directors receive an annual fee of $12,000. Each Director also receives $250 per committee meeting attended (other than audit committee meetings and meetings held for the purpose of considering arrangements between the Fund and the Investment Manager or an affiliate of the Investment Manager, for which such Director receives a fee of $750). Scudder Kemper supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and Officers of the Fund, and receives a management fee for its services. Several of the Fund's Officers and Directors are also officers, directors, employees or stockholders of Scudder Kemper and participate in the fees paid to that firm (see "Investment Manager"), although the Fund makes no direct payments to them other than for reimbursement of travel expenses in connection with the attendance of Board of Directors and committee meetings.

The following  Compensation Table provides, in tabular form, the following data:

Column (1) All  Directors  who receive  compensation  from the Fund.

Column (2) Aggregate compensation received by a Director from the Fund and Scudder Kemper.

Columns (3) and (4) Pension or retirement benefits accrued or proposed to be paid by the Fund. The Fund does not pay such benefits to its Directors.

Column (5) Total compensation received by a Director from the Fund and Scudder Kemper, plus compensation received from all funds managed by Scudder Kemper for which a Director serves. The total number of funds from which a Director receives such compensation is also provided in column (5). Generally, compensation received by a Director for serving on the Board of a closed-end fund is greater than the compensation received by a Director for serving on the Board of an open-end fund.

                               Compensation Table
                      for the year ended December 31, 1998

---------------------------------------------------------------------------------------------------------------
         (1)                        (2)                    (3)           (4)                  (5)




                                                       Pension or                   Aggregate Compensation as a
                        Aggregate Compensation as a    Retirement                     Director/Trustee of the
                            Director of the Fund        Benefits      Estimated     Fund and Other Scudder Funds
                                                       Accrued As      Annual
   Name of Person,        Paid by          Paid by    Part of Fund  Benefits Upon      Paid by       Paid by
       Position            Fund           Scudder**     Expenses     Retirement         Funds       Scudder**
---------------------------------------------------------------------------------------------------------------

Roberto Teixeira da       $16,525         $--              N/A           N/A        $16,525        $--
Costa, Director                                                                     (1 fund)

Edgar R. Fiedler,         $15,000         $--              N/A           N/A        $80,004*       $2,625
Director                                                                            (37 funds)

Kenneth C. Froewiss,      $12,250         $--              N/A           N/A        $12,250        $--
Director                                                                            (1 fund)

William H. Luers,         $12,250         $--              N/A           N/A        $157,050       $8,925
Director                                                                            (24 funds)

Ronaldo A. da Frota       $17,040         $--               N/A           N/A        $38,400        $--
Nogueira, Director                                                                  (3 funds)

Wilson Nolen,             $12,250         $--              N/A           N/A        $189,075       $6,375
Director                                                                            (24 funds)

Harold M. Williams,       $10,000         $--              N/A           N/A        $10,000        $--
Director                                                                            (1 fund)

* For 1998, Mr. Fiedler's total includes a payout of $150 from a deferred compensation program for serving on the Board of Scudder Institutional Fund, Inc., which ceased operations in 1998, and $20,149 accrued in a deferred compensation program for serving on the Board of Scudder Fund, Inc., which had three active portfolios during 1998.

** During 1998 Scudder Kemper voluntarily agreed to pay the fees and expenses of Directors relating to special meetings held for the purpose of considering the proposed alliance between Zurich Insurance Company and B.A.T Industries p.l.c., which was consummated on September 8, 1998.

Required Vote

    Election of each of the listed nominees for Director requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. Your Fund's Directors recommend that stockholders vote in favor of each of the nominees.

    (2) RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS
    At a meeting held May 26, 1999, the Board of Directors of the Fund, including a majority of the Noninterested Directors, selected PricewaterhouseCoopers LLP to act as independent accountants for the Fund for the fiscal year ending June 30, 1999*. PricewaterhouseCoopers LLP are independent accountants and have advised the Fund that they have no direct financial interest or material indirect financial interest in the Fund. One or more representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by stockholders and management.

    The Fund's financial statements for the fiscal year ended December 31, 1998 were audited by PricewaterhouseCoopers LLP.

Required Vote

    Ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. Your Fund's Directors recommend that stockholders ratify the selection of PricewaterhouseCoopers LLP as independent accountants.

    (3) RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

    At a meeting held May 26, 1999, the Board of Directors of the Fund, including a majority of the Noninterested Directors, selected PricewaterhouseCoopers LLP to act as independent accountants for the Fund for the fiscal year ending June 30, 2000. PricewaterhouseCoopers LLP are independent accountants and have advised the Fund that they have no direct financial interest or material indirect financial interest in the Fund. One or more representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by stockholders and management.

    The Fund's financial statements for the fiscal year ended December 31, 1998 were audited by PricewaterhouseCoopers LLP.

Required Vote

    Ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. Your Fund's Directors recommend that stockholders ratify the selection of PricewaterhouseCoopers LLP as independent accountants.

------------------------

* On May 26, 1999, the Fund's fiscal year end was changed from December 31 to June 30. As a result of this change, the Fund's shareholders are being asked to ratify or reject the selection of independent accountants in Proposal (2) for the period of January 1, 1999 to June 30, 1999, and in Proposal (3) for the period of July 1, 1999 to June 30, 2000.

Investment Manager

    The Investment Manager is a Delaware corporation. Rolf Huppi* is the Chairman of the Board and Director, Edmond D. Villani# is the President, Chief Executive Officer and Director, Stephen R. Beckwith# is the Treasurer and Chief Financial Officer, Kathryn L. Quirk# is the General Counsel, Chief Compliance Officer and Secretary, Lynn S. Birdsong# is a Corporate Vice President and Director, Cornelia M. Small# is a Corporate Vice President, Chief Investment Officer and Director, Laurence Cheng* is a Director, Gunther Gose* is a Director and William H. Bolinder[ is a Director of the Investment Manager. The principal occupation of each of Edmond D. Villani, Stephen R. Beckwith, Kathryn L. Quirk, Lynn S. Birdsong and Cornelia M. Small is serving as a Managing Director of the Investment Manager; the principal occupation of Rolf Huppi is serving as the Chairman and Chief Executive Officer of Zurich Financial Services Group ("Zurich"); the principal occupation of Laurence Cheng is serving as a senior partner of Capital Z Partners, an investment fund; the principal occupation of Gunther Gose is serving as the Chief Financial Officer of Zurich; the principal occupation of William H. Bolinder is serving as a member of the Group Executive Board of Zurich.

     On September 7, 1998, the businesses of the Zurich Group (including Zurich's 70% interest in Scudder Kemper) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services Group. Zurich Financial Services Group is 57% owned by Zurich Allied AG, a listed Swiss holding company, and 43% owned by Allied Zurich p.l.c., a listed U.K. holding company. The home offices of Zurich Financial Services Group and Zurich Allied AG are located at Mythenquai 2, 8002 Zurich, Switzerland, and the home office of Allied Zurich p.l.c. is located at 22 Arlington Street, London, England SW1A 1RW, United Kingdom.

     The outstanding voting securities of the Investment Manager are held of record 36.63% by Zurich Holding Company of America ("ZHCA"), a subsidiary of Zurich; 32.85% by ZKI Holding Corp. ("ZKIH") a subsidiary of Zurich; 20.86% by Stephen R. Beckwith, Lynn S. Birdsong, Kathryn L. Quirk, Cornelia M. Small and Edmond D. Villani in their capacity as representatives (the "Management Representatives") of the Investment Manager's management holders and retiree holders pursuant to a Second Amended and Restated Security Holders Agreement among the Investment Manager, Zurich, ZHCA, ZKIH, the Management Representatives, the management holders, the retiree holders and Edmond D. Villani, as trustee of Scudder Kemper Investments, Inc. Executive Defined Contribution Plan Trust (the "Trust"); and 9.66% by the Trust. There are no outstanding non-voting securities of the Investment Manager.

------------------------
*   Mythenquai 2, Zurich, Switzerland
#   345 Park Avenue, New York, New York
[   1400 American Lane, Schaumburg, Illinois

Brokerage Commissions on Portfolio Transactions

    To the maximum extent feasible, Scudder Kemper places orders for portfolio transactions through Scudder Investor Services, Inc. (the "Distributor") (a corporation registered as a broker/dealer and a subsidiary of Scudder Kemper), which in turn places orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. The Distributor receives no commissions, fees or other remuneration from the Fund for this service. In selecting brokers and dealers with which to place portfolio transactions for the Fund, Scudder Kemper may place such transactions with brokers and dealers that sell shares of funds advised by Scudder Kemper. In addition, when it can be done consistently with its policy of obtaining the most favorable net results in placing Fund brokerage, Scudder Kemper is authorized to place such brokerage with brokers and dealers who supply brokerage and research services to Scudder Kemper. Allocation of portfolio transactions is supervised by Scudder Kemper. Allocation of portfolio transactions is supervised by Scudder Kemper.

Other Matters

     The Board of Directors does not know of any matters to be brought before the Meeting other than those mentioned in this Proxy Statement. The appointed proxies will vote on any other business that comes before the Meeting or any adjournment thereof in accordance with their best judgment.

Miscellaneous

    Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by Officers of the Fund or personnel of Scudder Kemper. The Fund has retained Shareholder Communications Corporation, 17 State Street, New York, New York 10004 to assist in the proxy solicitation. The cost of their services is estimated at $3,500 plus expenses. The costs and expenses connected with the solicitation of the proxies and with any further proxies which may be solicited by the Fund's Officers or Shareholder Communications Corporation, in person, by telephone or by telegraph will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

    In the event that sufficient votes in favor of any proposal set forth in the Notice of this Meeting are not received by July 27, 1999, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

Stockholder Proposals

    Stockholders wishing to submit proposals for inclusion in a proxy statement for the 2000 meeting of stockholders of the Fund should send their written proposals to John Millette, Secretary of the Fund, c/o Scudder Kemper Investments, Inc. at 345 Park Avenue, New York, New York 10154, by February 17, 2000. The timely submission of a proposal does not guarantee its inclusion.
    The Fund may exercise discretionary voting authority with respect to stockholder proposals for the 2000 meeting of stockholders which are not included in the proxy statement and form of proxy, if notice of such proposals is not received by the Fund at the above address on or before May 3, 2000. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that stockholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

By order of the Board of Directors,

John Millette
Secretary
345 Park Avenue
New York, New York 10154

June 17, 1999

PROXY                        THE BRAZIL FUND, INC.                         PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                 Annual Meeting of Stockholders --July 27, 1999

     The undersigned hereby appoints Bruce H. Goldfarb, Kathryn L. Quirk and Juris Padegs and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of The Brazil Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of The Brazil Fund, Inc. to be held at the offices of Scudder Kemper Investments, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Tuesday, July 27, 1999 at 10:00 a.m., eastern time, and at any adjournments thereof.

Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR each numbered item listed below.

1.   The election of Directors;

     FOR all nominees listed below                             WITHHOLD AUTHORITY
     (except as marked to the contrary below) /___/            to vote for all nominees listed below   /___/

     Nominees: Class I:  Edgar R. Fiedler, William H. Luers, Roberto Teixeira da Costa

     (INSTRUCTION To withold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

     ---------------------------------------------------------

     2.   Ratification of the selection of PricewaterhouseCoopers LLP as            FOR /___/   AGAINST /___/   ABSTAIN /___/
          independent accountants for the fiscal year ending June 30, 1999.



     3.   Ratification  of  the  selection  of  PricewaterhouseCoopers   LLP  as    FOR /___/   AGAINST /___/   ABSTAIN /___/
          independent accountants for the fiscal year ending June 30, 2000.

     The Proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                       Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.


                              --------------------------------------------------
                                        (Signature of Stockholder)


                              --------------------------------------------------
                                     (Signature of joint owner, if any)

                              Date                                    , 1999
                                   -----------------------------------

              PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE
                             NO POSTAGE IS REQUIRED